SEASONS SERIES TRUST

Supplement to the Prospectus Dated November 11, 2002

(Class 3 Shares)

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to Stephen J. McGruder's management of the Small Cap Portfolio is deleted and replaced in its entirety with the following, effective March 1, 2003:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager (s) (and/or Management Team(s))	Experience
Small Cap Portfolio	Lord Abbett	F. Thomas O'Halloran Investment Manager

Mr. O'Halloran has been a portfolio manager with Lord Abbett since joining the firm in 2001. Prior to joining Lord Abbett, Mr. O'Halloran was Executive Director/Senior Research Analyst with Dillon Reed/UBS Warburg.

Effective March 4, 2003, Van Wagoner Capital Management, Inc. ("Van Wagoner") was terminated as a subadviser to a portion of the Focus TechNet Portfolio (the "Portfolio"). Until a replacement for Van Wagoner is selected, AIG SunAmerica Asset Management Corp., as manager, will monitor that portion of the Portfolio.

Dated: March 5, 2003

Version 4